Financial Instruments	6 Months Ended
Jun. 30, 2020
Text block [abstract]
Financial Instruments
5.	Financial Instruments

5.1.	Capital Risk Management
The Company manages its capital to ensure that it will be able to continue as a going concern while maximizing the return to stakeholders through the optimization of the debt and equity balance.
The capital structure of the Company consists of debt (Note 18) and equity attributable to common shareholders, comprising of issued capital (Note 19), accumulated reserves (Note 20) and retained earnings.
The Company is not subject to any externally imposed capital requirements with the exception of complying with the minimum tangible net worth covenant under the credit agreement governing bank debt (Note 18).
The Company is in compliance with the debt covenants at June 30, 2020, as described in Note 18.1.

5.2.	Categories of Financial Assets and Liabilities
The
non-revolving
 term loan, which requires regularly scheduled payments of interest and principal, is carried at amortized cost. Other receivables are non-
interest
bearing and are stated at amortized cost, which approximate fair values due to the short terms to maturity. Where necessary, the non-revolving
 term loan and the other receivables are reported net of allowances for uncollectable amounts. All other financial assets are reported at fair value. Fair value adjustments on financial assets are reflected as a component of net earnings with the exception of fair value adjustments associated with the Company’s long-term investments in common shares held. As these long-term investments are held for strategic purposes and not for trading, the Company has made a one time, irrevocable election to reflect the fair value adjustments associated with these investments as a component of OCI. Financial liabilities are reported at amortized cost using the effective interest method. The following table summarizes the classification of the Company’s financial assets and liabilities:

(in thousands)	Note	June 30 2020	December 31 2019

Financial assets
Financial assets mandatorily measured at FVTNE 1
Cash and cash equivalents		$131,764	$103,986
Trade receivables from provisional concentrate sales, net of fair value adjustment	6, 9	2,836	4,350
Long-term investments - warrants held	16	427	-
Convertible notes receivable	15	24,333	21,856
Investments in equity instruments designated as at FVTOCI 1
Long-term investments - common shares held	16	262,371	309,757
Financial assets measured at amortized cost
Non-revolving term loan	25	532	431
Other accounts receivable	9	408	2,788
Class action settlement recoverable	25, 27	41,500	41,500

Total financial assets		$464,171	$484,668

Financial liabilities
Financial liabilities at amortized cost
Accounts payable and accrued liabilities		9,447	11,794
Bank debt	18	640,500	874,500
Pension liability		1,078	810
Class action settlement	27	41,500	41,500

Total financial liabilities		$692,525	$928,604

1)	FVTNE refers to Fair Value Through Net Earnings, FVTOCI refers to Fair Value Through Other Comprehensive Income

5.3.	Credit Risk
Credit risk is the risk that the counterparty to a financial instrument will cause a financial loss for the Company by failing to discharge its obligations. To mitigate exposure to credit risk on financial assets, the Company has established policies to limit the concentration of credit risk, to ensure counterparties demonstrate minimum acceptable credit worthiness and to ensure liquidity of available funds.
The Company closely monitors its financial assets and does not have any significant concentration of credit risk. The Company invests surplus cash in short-term, high credit quality, money market instruments. In addition, counterparties used to sell precious metals are all large, international organizations with strong credit ratings and the balance of trade receivables owed to the Company in the ordinary course of business is not significant. Therefore, credit risk associated with trade receivables at June 30, 2020 is considered to be negligible.

The Company’s maximum exposure to credit risk related to its financial assets is as follows:

(in thousands)	Note	June 30 2020	December 31 2019
Cash and cash equivalents		$131,764	$103,986
Trade receivables from provisional concentrate sales, net of fair value adjustment	9	2,836	4,350
Other accounts receivables	9	408	2,788
Non-revolving term loan	25	532	431
Convertible notes receivable	15	24,333	21,856
Class action settlement recoverable	25, 27	41,500	41,500

Maximum exposure to credit risk related to financial assets		$201,373	$174,911
As it relates to the
non-revolving
 term loan and the convertible notes receivable, the Company has a security interest in the applicable mining concessions relative to Kutcho Copper Corp. (“Kutcho”) and Gold X Mining Corp (“Gold X”), respectively, and with some exceptions, all present and after acquired property of Kutcho and Gold X and its applicable subsidiaries.

5.4.	Liquidity Risk
The Company has in place a rigorous planning and budgeting process to help determine the funds required to support the Company’s normal operating requirements on an ongoing basis and its expansionary plans. The Company ensures that there are sufficient committed loan facilities to meet its short-term business requirements, taking into account its anticipated cash flows from operations and its holdings of cash and cash equivalents. As at June 30, 2020, the Company had cash and cash equivalents of $132 million (December 31, 2019 - $104 million) and working capital of $114 million (December 31, 2019 - $90 million).
The Company holds equity investments of several companies (Note 16) with a combined market value at June 30, 2020 of $263 million (December 31, 2019 - $310 million). The daily exchange traded volume of these shares, including the shares underlying the warrants, is not sufficient for the Company to liquidate its position in a short period of time without potentially affecting the market value of the shares. These shares and warrants are held for strategic purposes and are considered long-term investments and therefore, as part of the Company’s planning, budgeting and liquidity analysis process, these investments are not relied upon to provide operational liquidity.
The following table summarizes the timing associated with the Company’s remaining contractual payments relating to its financial liabilities. The table reflects the undiscounted cash flows of financial liabilities based on the earliest date on which the Company can be required to pay (assuming that the Company is in compliance with all of its obligations). The table includes both interest and principal cash flows. To the extent that applicable interest rates are floating in nature, the interest charges are estimated based on market-based forward interest rate curves at the end of the reporting period.

As at June 30, 2020
(in thousands)	2020	2021 -2023	2024 -2025	After 2025	Total
Non-derivative financial liabilities
Bank debt ¹	$-	$-	$640,500	$-	$640,500
Interest on bank debt ²	4,176	24,509	12,573	-	41,258
Accounts payable and accrued liabilities	9,447	-	-	-	9,447
Performance share units 3	846	19,724	-	-	20,570
Pension liability 4	1,078	-	-	-	1,078
Lease liability	348	2,342	1,082	-	3,772
Class action settlement 5	41,500	-	-	-	41,500

Total	$57,395	$46,575	$654,155	$-	$758,125

1)
Assumes the principal balance outstanding at June 30, 2020 does not change until the debt maturity date. On February 27, 2020, the term of the revolving credit facility was extended by an additional year, with the facility now maturing on February 27, 2025.

2)
As the applicable interest rates are floating in nature, the interest charges are estimated based on market-based forward interest rate curves at the end of the reporting period combined with the assumption that the principal balance outstanding at June 30, 2020 does not change until the debt maturity date.

3)	Assumes a weighted average performance factor of 184% (see Note 21 .1).
4)	Any benefits under the SERP will be paid out to the employee over a 10-year period, or at the employee’s election, a shorter period upon the employee’s retirement from the Company.
5)
As more fully described in Note
27
, the class action settlement will be fully funded by the Company’s insurance carriers and the other Defendants. The Company will not be required to pay any portion of the settlement. The recoverable amount has been reflected as a component of Other current assets (Note
25
).

5.5.	Currency Risk
The Company undertakes certain transactions denominated in Canadian dollars, including certain operating expenses and the acquisition of strategic long-term investments. As a result, the Company is exposed to fluctuations in the value of the Canadian dollar relative to the United States dollar. The carrying amounts of the Company’s Canadian dollar denominated monetary assets and monetary liabilities at the end of the reporting period are as follows:

(in thousands)	June 30 2020	December 31 2019

Monetary assets
Cash and cash equivalents	$5,449	$4,148
Accounts receivable	98	2,519
Long-term investments - common shares held	262,371	309,757
Long-term investments - warrants held	427	-
Convertible note receivable	10,836	11,837
Non-revolving term loan	532	431
Other long-term assets	3,288	3,450

Total Canadian dollar denominated monetary assets	$283,001	$332,142

Monetary liabilities
Accounts payable and accrued liabilities	$4,731	$6,059
Performance share units	16,188	15,423
Lease liability	2,403	2,748
Pension liability	1,078	810

Total Canadian dollar denominated monetary liabilities	$24,400	$25,040
The following tables detail the Company’s sensitivity to a 10% increase or decrease in the Canadian dollar relative to the United States dollar, representing the sensitivity used when reporting foreign currency risk internally to key management personnel and represents management’s assessment of the reasonably possible change in exchange rates.

	As at June 30, 2020
	Change in Canadian Dollar
(in thousands)	10% Increase	10% Decrease

Increase (decrease) in net earnings	$(377)	$377
Increase (decrease) in other comprehensive income	26,237	(26,237)

Increase (decrease) in total comprehensive income	$25,860	$(25,860)

	As at December 31, 2019
	Change in Canadian Dollar
(in thousands)	10% Increase	10% Decrease

Increase (decrease) in net earnings	$(265)	$265
Increase (decrease) in other comprehensive income	30,976	(30,976)

Increase (decrease) in total comprehensive income	$30,711	$(30,711)

5.6.	Interest Rate Risk
The Company is exposed to interest rate risk on its outstanding borrowings and short-term investments. Presently, all of the Company’s outstanding borrowings are at floating interest rates. The Company monitors its exposure to interest rates and has not entered into any derivative contracts to manage this risk. During the three and six months ended June 30, 2020, the weighted average effective interest rate paid by the Company on its outstanding borrowings was 1.97% and 2.53%, respectively, as compared to 4.25% and 4.27% in the comparable periods of the prior year.
During the three and six months ended June 30, 2020, a fluctuation in interest rates of 100 basis points (1 percent) would have impacted the amount of interest expensed by approximately $2 million and $4 million, respectively, as compared to $3 million and $6 million during the comparable periods of the prior year.

5.7.	Other Price Risk
The Company is exposed to equity price risk as a result of holding long-term investments in common shares of various companies. The Company does not actively trade these investments.
If equity prices had been 10% higher or lower at the respective balance sheet date, other comprehensive income for the three and six months ended June 30, 2020 would have increased/decreased by approximately
$26
 million as a result of changes in the fair value of common shares held, as compared to
$22
million for the comparable periods of the previous year.

5.8.	Fair Value Estimation
The Company classifies its fair value measurements within a fair value hierarchy, which reflects the significance of the inputs used in making the measurements as defined in IFRS 13 – Fair Value Measurements (“IFRS 13”).
Level 1 - Unadjusted quoted prices at the measurement date for identical assets or liabilities in active markets.
Level 2 - Observable inputs other than quoted prices included in Level 1, such as quoted prices for similar assets and liabilities in active markets; quoted prices for identical or similar assets and liabilities in markets that are not active; or other inputs that are observable or can be corroborated by observable market data.
Level 3 - Unobservable inputs which are supported by little or no market activity.
The following table sets forth the Company’s financial assets and liabilities measured at fair value by level within the fair value hierarchy. As required by IFRS 13, assets and liabilities are classified in their entirety based on the lowest level of input that is significant to the fair value measurement.

		June 30, 2020

(in thousands)	Note	Total	Level 1	Level 2	Level 3
Cash and cash equivalents		$131,764	$131,764	$-	$-
Trade receivables from provisional concentrate sales, net of fair value adjustment	9	2,836	-	2,836	-
Long-term investments - common shares held	16	262,371	262,371	-	-
Long-term investments - warrants held	16	427	-	427	-
Kutcho Convertible Note	15	10,837	-	-	10,837
Gold X Convertible Note	15	13,496	-	13,496	-

		$421,731	$394,135	$16,759	$10,837

		December 31, 2019

(in thousands)	Note	Total	Level 1	Level 2	Level 3
Cash and cash equivalents		$103,986	$103,986	$-	$-
Trade receivables from provisional concentrate sales, net of fair value adjustment	9	4,350	-	4,350	-
Long-term investments - common shares held	16	309,757	309,757	-	-
Long-term investments - warrants held	16	-	-	-	-
Convertible note receivable	15	21,856	-	-	21,856

		$439,949	$413,743	$4,350	$21,856
The
non-revolving
term loan, which requires regularly scheduled payments of interest and principal, is carried at amortized cost. Other accounts receivables and accounts payables and accrued liabilities are non-interest
bearing and are stated at carrying values, which approximate fair values due to the short terms to maturity. Where necessary, the non-revolving
term loan as well as other receivables are reported net of allowances for uncollectable amounts.
The Company’s bank debt (Note 18.1) is reported at amortized cost using the effective interest method. The carrying value of the bank debt approximates its fair value.

5.8.1.	Valuation Techniques for Level 1 Assets
Cash and Cash Equivalents
The Company’s cash and cash equivalents are valued using quoted market prices in active markets and, as such, are classified within Level 1 of the fair value hierarchy.
Long-Term Investments in Common Shares Held
The Company’s long-term investments in common shares held are valued using quoted market prices in active markets and, as such, are classified within Level 1 of the fair value hierarchy. The fair value of the long-term investments in common shares held is calculated as the quoted market price of the common share multiplied by the quantity of shares held by the Company.

5.8.2.	Valuation Techniques for Level 2 Assets
Accounts Receivable Arising from Sales of Metal Concentrates
The Company’s trade receivables and accrued liabilities from provisional concentrate sales are valued based on forward prices of gold and silver to the expected date of final settlement (Note 6). As such, these receivables and/or liabilities are classified within Level 2 of the fair value hierarchy.
Gold X Convertible Note
The value of the Gold X Convertible Note (Note 15), which was converted into common shares of Gold X on July 14, 2020, is determined by discounting the stream of future interest and principal payments at the stated rate of interest, and adding this value to the intrinsic value of the convertibility feature which is calculated using quoted market prices in active markets and, as such, is classified within Level 2 of the fair value hierarchy. Prior to electing to convert this convertible note receivable into common shares of Gold X, the Gold X Convertible Note was classified as a Level 3 asset.

5.8.3.	Valuation Techniques for Level 3 Assets
Kutcho Convertible Note
The fair value of the Kutcho Convertible Note (Note 15), which is not traded in an active market, is determined by discounting the stream of future interest and principal payments at the rate of interest prevailing at the balance sheet date for instruments of similar term and risk (the market interest rate), and adding this value to the value of the convertibility feature which is estimated using a Black-Scholes model based on assumptions including risk free interest rate, expected dividend yield, expected volatility and expected remaining life of the respective convertible notes receivable.
As the expected volatility and market interest rate are not observable inputs, the Kutcho Convertible Note is classified within Level 3 of the fair value hierarchy and any changes in fair value are reflected on the Consolidated Statement of Earnings under the classification Other (Income) Expense (Note 8).
Relative to the Kutcho Convertible Note, management estimates that the market interest rate on similar borrowings without the conversion feature was approximately 24% and has used an implied volatility of 30% in valuing the convertibility feature.
Holding all other variables constant, a fluctuation in interest rates of 1% and a fluctuation in the implied volatility used of 5% would have impacted the valuation as below:

	As at June 30, 2020
	Change in interest rate		Change in volatility
(in thousands)	Increase 1%	Decrease 1%	Increase 5%	Decrease 5%
Kutcho Convertible Note	$(422)	$441	$11	$(4)
Minto Derivative Liability
The production payment per ounce of gold delivered to Wheaton under the Minto PMPA is to be increased over the fixed price in periods where the market price of copper is lower than $2.50 per pound. As this pricing mechanism meets the definition of a derivative, it is reflected at fair value for financial reporting purposes. At June 30, 2020 and December 31, 2019, the Company estimated the fair value of this derivative liability to be $nil.